Retirement benefit obligation	6 Months Ended
Jun. 30, 2023
Retirement Benefits [Abstract]
Retirement benefit obligation

9. Retirement benefit obligation

Employees in Italy are entitled to Trattamento di Fine Rapporto (“TFR”), commonly referred to as an employee leaving indemnity, which represents deferred compensation for employees in the private sector. Under Italian law, an entity is obligated to accrue for TFR on an individual employee basis payable to each individual upon termination of employment (including both voluntary and involuntary dismissal). The annual accrual is approximately 7% of total pay, with no ceiling, and is revalued each year by applying a pre-established rate of return of 1.50%, plus 75% of the Consumer Price Index, and is recorded by a book reserve. TFR is an unfunded plan. The costs of the retirement benefit obligation are accounted for under the provisions of ASC 715, Compensation – Retirement Benefits.

The amount of the obligation at June 30, 2023 and December 31, 2022 was €129,449 and €88,963, respectively.